Reverse Stock Split and Initial Public Offering	12 Months Ended
Dec. 31, 2012
Reverse Stock Split and Initial Public Offering
(3)	Reverse Stock Split and Initial Public Offering

In connection with its initial public offering, the Company’s board of directors and stockholders approved a one-for-8.0000 reverse stock split of the Company’s common stock. The reverse stock split became effective on July 6, 2012. All share and per share amounts in the financial statements have been retroactively adjusted for all periods presented to give effect to the reverse stock split, including reclassifying an amount equal to the reduction in par value to additional paid-in capital. In addition, in July 2012, the Company’s stockholders approved a reduction in the per share price in a qualified initial public offering (QIPO) required for the automatic conversion of the Company’s Series A Convertible Preferred Stock into common stock.

In July 2012, the Company closed the initial public offering of its common stock pursuant to a registration statement on Form S-1, as amended. The Company sold an aggregate of 8,625,000 shares of common stock under the registration statement at a public offering price of $9.00 per share, including 1,125,000 shares pursuant to the exercise by the underwriters of an over-allotment option. Net proceeds were approximately $73.9 million, after deducting underwriting discounts and commissions but prior to the payment of remaining offering expenses payable by the Company.

Upon closing the initial public offering, all outstanding shares of the Company’s Series A Convertible Preferred Stock were converted into 9,649,738 shares of common stock.